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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 1994

                       MERIDIAN BANCORP, INC.
     (Exact name of registrant as specified in its charter)

        Pennsylvania               0-12364           23-2237529
 (State or other jurisdiction   (Commission       (IRS Employer
      of incorporation)         File Number)       Ident. No.)

   35 North Sixth Street, Reading, Pennsylvania        19601
    (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (610) 655-2000

                                N/A
 (Former name or former address, if changed since last report.)
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Item 5.   Other Events.

     On December 9, 1994, Meridian Bancorp, Inc. ("Meridian") and United Counties Bancorporation ("UCB") jointly terminated the letter of intent, dated August 30, 1994 between Meridian and UCB, as amended by the letter agreement, dated November 4, 1994 between Meridian and UCB, providing for the merger of UCB with and into Meridian.

     On December 9, 1994, Meridian issued a press release reporting the termination of the letter of intent.

     The foregoing information is qualified in its entirety by reference to the press release which is set forth as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press release of Meridian Bancorp, Inc., dated
               December 9, 1994.
                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MERIDIAN BANCORP, INC.

Dated:  January 5, 1995

                              By/s/ David E. Sparks
                                   David E. Sparks
                                   Vice Chairman and Chief
                                   Financial Officer

                          EXHIBIT INDEX

Exhibit Number

     99.1      Press release of Meridian
               Bancorp, Inc., dated December 9,
               1994.